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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08044
Invesco High Yield Investments Fund, Inc.

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

                         (Address of principal executive offices)             (Zip code)
Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco High Yield Investments Fund, Inc.
NYSE: MSY

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Supplemental Information
7	Dividend Reinvestment Plan
8	Schedule of Investments
17	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
28	Auditor's Report
29	Tax Information
T-1	Directors and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
As a strong organization with a single focus – investment management – Invesco today offers investment capabilities to meet the needs of virtually any investor.
     Investment excellence is our goal. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 341 2929. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco High Yield Investments Fund, Inc.

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee/director to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees/Directors

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco High Yield Investments Fund, Inc.

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco High Yield Investments Fund, Inc. has changed to February 28. Therefore, the period covered by this report is from December 31, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     For the reporting period, Invesco High Yield Investments Fund, Inc., at net asset value (NAV), posted positive returns. The Fund’s performance was enhanced by its use of financial leverage.

Performance
Cumulative total returns, 12/31/10 to 2/28/11

Fund at NAV	4.14%

Fund at Market Value	3.01

Market Price Discount to NAV as of 2/28/11	-3.51

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized. We primarily invest in junk bonds rated B or above, although we regularly own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but currently do not expect these instruments to be a substantial part of our portfolio.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that empha-

Portfolio Composition†
By credit quality rating

A	0.6%

BBB	4.4

BB	38.0

B	42.2

CCC	8.6

Non-Rated	4.8

Money Market Funds	1.4

†	Source: Standard and Poors. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

Top Five Fixed Income Issuers*

1.	CIT Group Inc.	2.5%

2.	Sprint Capital Corp.	2.3

3.	MGM Resorts International	2.3

4.	Ally Financial Inc.	1.9

5.	International Lease Finance Corp.	1.9

*	Excluding money market fund holdings.

Total Net Assets	$73.1 million

Total Number of Holdings*	320
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

sizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	The presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and the global market, turmoil in the Middle East and Africa was the main focus for the first two months of 2011. Although the situation in the Middle East and northern Africa triggered some fear and volatility in global markets, the stock market overall had a very positive January and February. However, oil prices jumped to more than $100 a barrel at the end of February for the first time since 2008 as the civil unrest in Libya escalated.1
     Job recovery was present in the U.S., as unemployment dropped to 8.9% in February.2 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.3 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”3

4 Invesco High Yield Investments Fund, Inc.

     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the two months ended February 28, 2011. As the period came to a close, turmoil in the Middle East and Africa had little effect on the high yield market, only causing a slight widening in credit spreads.
     On an absolute basis, the Fund generated positive returns for the two-month reporting period. Our investing approach gave the portfolio an underweight position in the bottom credit quality tiers, which detracted from performance during the reporting period. While these lower quality assets may continue to lead performance, they also carry important risks, and we believe the risk tradeoff at this stage in the credit cycle makes them a poor value. The main contributors to Fund performance for the reporting period were found in the pharmaceuticals, media cable, real estate investment trusts (REITs) and home construction sectors.
     During the two-month reporting period, the Fund employed a leverage strategy that involved borrowing money at short-term rates and reinvesting the proceeds in longer term securities, taking advantage of the difference between short and longer term rates and the additional yield received on underlying investments. The low level of short-term interest rates during the reporting period made the Fund’s borrowing activity relatively inexpensive. At the same time, the price of longer term securities generally rose. As a result, the Fund’s leverage enhanced overall returns and was a meaningful contributor for the reporting period.
     As stated earlier, the Fund trades at a market price and also has an NAV. The Fund traded at a discount during the two-month period.
     During the reporting period, the Fund used derivatives to hedge currency exposure.
     Overall, we continued to see an improving economy and an expansion of lending. We saw a chance to recycle some of our prior successes into better opportunities. As such, we moved our relative yield slightly upward, but are not looking to significantly increase our risk.
     Thank you for investing in Invesco High Yield Investments Fund, Inc. and for sharing our long-term investment horizon.
1 U.S. Energy Information Administration
2 Bureau of Labor Statistics
3 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Investments Fund, Inc. Mr. Ehret began managing the Fund in 2010. He has been associated with the Fund’s investment adviser or its investment advisory affiliates since 2001. Mr. Ehret graduated cum laude with a B.S. in economics from the University of Minne-sota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Investments Fund, Inc. Mr. Hughes began managing the Fund in 2010. He has been associated with the Fund’s investment adviser or its investment advisory affiliates since 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Investments Fund, Inc. Mr. Roberts began managing the Fund in 2010. He has been associated with the Fund’s investment adviser or its investment advisory affiliates since 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5 Invesco High Yield Investments Fund, Inc.

Invesco High Yield Investment Fund, Inc.’s primary investment objective is to seek a high level of current income and as a secondary objective, to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Fund
■	The prices of securities held by the Fund may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate signifi cantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GURANTEE	NYSE Symbol	MSY
6 Invesco High Yield Investments Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all Distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in Fund shares.
     Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
     The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.
     Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:
Invesco High Yield Investments Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
800 341 2929

7 Invesco High Yield Investments Fund, Inc.

Schedule of Investments(a)

February 28, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–117.98%
Aerospace & Defense–2.04%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	$40,000	$41,600

BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	235,000	244,988

Bombardier Inc. (Canada), Sr. Notes, 7.75%, 03/15/20(b)	310,000	339,450

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	170,000	174,675

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	155,000	159,650

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	495,000	530,887

		1,491,250

Airlines–4.15%
American Airlines,
Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	206,658	209,758

Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	90,000	90,225

Continental Airlines Inc.,
Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	875,471	892,980

Series 2009-1, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	113,983	125,097

Delta Air Lines, Inc.,
Sr. Sec. Notes,
9.50%, 09/15/14(b)	503,000	549,527

12.25%, 03/15/15(b)	155,000	178,250

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16	90,000	89,775

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15	115,000	114,856

UAL Corp.,
Series 2007-1A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	106,022	109,402

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	389,217	442,735

US Airways, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	249,224	231,155

		3,033,760

Alternative Carriers–0.92%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	130,000	135,200

Level 3 Communications, Sr. Unsec. Notes, 11.88%, 02/01/19(b)	195,000	190,612

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14	335,000	347,144

		672,956

Aluminum–0.32%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	225,000	234,984

Apparel, Accessories & Luxury Goods–2.92%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	280,000	272,300

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	445,000	462,800

Oxford Industries Inc., Sr. Sec. Gtd. Global Notes, 11.38%, 07/15/15	625,000	706,250

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	155,000	165,850

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	485,000	482,575

Visant Corp., Sr. Unsec. Gtd. Global Notes, 10.00%, 10/01/17	40,000	43,300

		2,133,075

Auto Parts & Equipment–0.50%
Dana Holding Corp., Sr. Unsec. Notes,
6.50%, 02/15/19	90,000	91,125

6.75%, 02/15/21	70,000	71,487

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/18	115,000	124,344

Sr. Unsec. Gtd. Notes, 6.88%, 12/15/20(b)	75,000	78,000

		364,956

Automobile Manufacturers–0.80%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	275,000	301,813

Motors Liquidation Co., Sr. Unsec. Notes, 8.38%, 07/15/33(c)	845,000	278,850

		580,663

Biotechnology–0.11%
Giant Funding Corp., Sr. Sec. Notes, 8.25%, 02/01/18(b)	80,000	82,800

Broadcasting–1.47%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	170,000	178,288

Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Global Notes, 11.63%, 02/01/14	603,000	713,047

Sr. Unsec. Gtd. Notes, 7.75%, 10/15/18(b)	170,000	184,450

		1,075,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Building Products–5.35%
Associated Materials LLC, Sr. Sec. Gtd. Notes, 9.13%, 11/01/17(b)	$345,000	$374,756

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	180,000	188,550

Sr. Notes, 6.88%, 08/15/18(b)	190,000	195,463

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	285,000	292,837

Nortek Inc., Sec. Gtd. Global Notes, 11.00%, 12/01/13	615,000	657,281

Sr. Unsec. Gtd. Notes, 10.00%, 12/01/18(b)	215,000	230,050

Ply Gem Industries Inc., Sr. Sec. Notes, 8.25%, 02/15/18(b)	150,000	154,875

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	150,000	165,375

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	565,000	598,900

USG Corp., Sr. Gtd. Notes, 8.38%, 10/15/18(b)	30,000	31,650

Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	745,000	812,050

Sr. Unsec. Notes, 9.75%, 01/15/18	195,000	207,675

		3,909,462

Cable & Satellite–1.86%
CSC Holdings LLC, Sr. Unsec. Global Notes, 8.63%, 02/15/19	405,000	467,269

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	235,000	245,869

9.50%, 04/15/14	235,000	245,428

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	380,000	403,275

		1,361,841

Casinos & Gaming–8.39%
Boyd Gaming Corp., Sr. Notes, 9.13%, 12/01/18(b)	40,000	42,400

Caesars Entertainment Operating Co. Inc., Sr. Sec. Gtd. Global Notes, 11.25%, 06/01/17	947,000	1,080,764

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	308,000	254,100

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	80,000	84,100

Sr. Sec. Gtd. Notes, 7.63%, 01/15/16(b)	20,000	20,850

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	260,000	266,500

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	275,000	275,000

MGM Resorts International, Sr. Sec. Global Notes, 10.38%, 05/15/14	610,000	700,737

Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	520,000	625,300

Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	190,000	182,400

Sr. Unsec. Gtd. Notes, 10.00%, 11/01/16(b)	130,000	139,425

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	255,000	281,138

Scientific Games Corp., Sr. Sub. Notes, 8.13%, 09/15/18(b)	40,000	42,800

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	400,000	441,000

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	150,000	155,250

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.20%, 02/01/14(d)	220,000	201,850

Sr. Sec. Notes, 9.13%, 02/01/15(b)	475,000	480,937

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	660,000	702,900

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 05/01/20	145,000	154,788

		6,132,239

Coal & Consumable Fuels–0.14%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 04/01/20(b)	95,000	105,213

Commodity Chemicals–0.76%
Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/16	535,000	553,725

Communications Equipment–0.58%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	345,000	343,275

CommScope Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	80,000	83,600

		426,875

Computer & Electronics Retail–0.08%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	60,000	59,850

Computer Storage & Peripherals–0.37%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	260,000	268,450

Construction & Engineering–1.92%
American Residential Services LLC, Sec. Notes, 12.00%, 04/15/15(b)	100,000	109,500

Dycom Investments Inc., Sr. Sub. Notes, 7.13%, 01/15/21(b)	110,000	112,750

Great Lakes Dredge & Dock Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/19(b)	80,000	81,600

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	345,000	351,900

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	715,000	744,494

		1,400,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Construction Materials–1.81%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	$450,000	$484,860

Cemex S.A.B de C.V. (Mexico), Sr. Sec. Gtd. Notes, 9.00%, 01/11/18(b)	145,000	151,075

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	630,000	688,275

		1,324,210

Construction, Farm Machinery & Heavy Trucks–1.92%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	270,000	303,075

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	150,000	162,750

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	520,000	575,900

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	215,000	244,562

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	110,000	119,625

		1,405,912

Consumer Finance–3.15%
Ally Financial Inc.,
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	525,000	591,937

Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	750,000	823,125

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Cum. Trust Pfd. Securities, 8.88%, 05/15/40	180,000	191,925

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	349,000	396,988

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	265,000	295,475

		2,299,450

Data Processing & Outsourced Services–0.21%
SunGard Data Systems Inc., Sr. Unsec. Notes, 7.38%, 11/15/18(b)	75,000	77,625

7.63%, 11/15/20(b)	75,000	77,625

		155,250

Department Stores–0.62%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	460,000	451,950

Distillers & Vintners–0.53%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	360,000	388,800

Diversified Support Services–0.06%
Mobile Mini, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 12/01/20(b)	40,000	42,800

Drug Retail–0.33%
General Nutrition Centers Inc., Sr. Unsec. Gtd. PIK Global Notes, 5.75%, 03/15/14(d)	240,000	240,000

Electrical Components & Equipment–0.10%
Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	70,000	73,063

Environmental & Facilities Services–0.19%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	125,000	140,313

Fertilizers & Agricultural Chemicals–1.00%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	650,000	729,625

Food Retail–0.33%
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	220,000	237,600

Forest Products–0.04%
Sino-Forest Corp. (Canada), Gtd. Notes, 6.25%, 10/21/17(b)	30,000	30,043

Gas Utilities–0.64%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	260,000	255,450

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	200,000	214,500

		469,950

Health Care Equipment–0.41%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	270,000	297,338

Health Care Facilities–4.68%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	705,000	751,706

Hanger Orthopedic Group Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/15/18	70,000	71,750

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	1,071,000	1,183,455

Health Management Associates Inc., Sr. Sec. Notes, 6.13%, 04/15/16	465,000	473,137

Healthsouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	30,000	31,275

7.75%, 09/15/22	70,000	73,150

8.13%, 02/15/20	75,000	81,563

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	265,000	312,700

Sr. Unsec. Global Notes, 9.25%, 02/01/15	400,000	442,000

		3,420,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Health Care Services–0.54%
DaVita Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/18	$70,000	$71,225

Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	250,000	251,250

Universal Hospital Services Inc., Sec. PIK Global Notes, 8.50%, 06/01/15	65,000	68,250

		390,725

Health Care Technology–0.53%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	375,000	387,188

Home Furnishings–0.34%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	230,000	246,675

Homebuilding–1.32%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	115,000	114,137

8.13%, 06/15/16	120,000	121,800

K Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	480,000	523,200

M/I Homes Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/18(b)	100,000	102,250

Standard Pacific Corp., Sr. Unsec. Gtd. Notes, 8.38%, 05/15/18(b)	100,000	105,750

		967,137

Hotels, Resorts & Cruise Lines–0.34%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	200,000	215,250

Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.63%, 03/01/21	35,000	35,044

		250,294

Household Products–0.27%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	190,000	200,450

Housewares & Specialties–0.03%
Jarden Corp., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/22	25,000	24,375

Independent Power Producers & Energy Traders–2.83%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	210,000	228,900

8.00%, 06/01/20	840,000	917,700

NRG Energy, Inc., Sr. Unsec. Gtd. Notes,
7.38%, 02/01/16	270,000	280,800

7.38%, 01/15/17	610,000	643,550

		2,070,950

Industrial Conglomerates–1.20%
RBS Global Inc./Rexnord LLC, Sr. Unsec. Gtd. Global Notes, 8.50%, 05/01/18	805,000	877,450

Industrial Gases–1.13%
Airgas Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/01/18	755,000	822,950

Industrial Machinery–1.06%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	345,000	371,737

Columbus McKinnon Corp., Sr. Gtd. Sub. Notes, 7.88%, 02/01/19(b)	30,000	31,350

Mueller Water Products Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 09/01/20	40,000	44,800

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	305,000	327,113

		775,000

Integrated Telecommunication Services–2.55%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	220,000	239,800

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.25%, 10/15/20(b)	985,000	1,017,012

Qwest Communications International Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/18	175,000	188,563

Vimpel Communications (Ireland), Notes,
6.49%, 02/02/16(b)	200,000	207,667

7.75%, 02/02/21(b)	200,000	207,876

		1,860,918

Internet Retail–0.54%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	40,000	39,400

Travelport LLC/Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	375,000	353,438

		392,838

Internet Software & Services–0.40%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	270,000	293,625

Investment Banking & Brokerage–0.85%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	305,000	313,908

E*Trade Financial Corp., Sr. Unsec. Notes, 7.88%, 12/01/15	305,000	309,194

		623,102

IT Consulting & Other Services–1.06%
Unisys Corp., Sr. Sec. Gtd. Notes, 14.25%, 09/15/15(b)	645,000	774,000

Leisure Facilities–0.75%
Speedway Motorsports Inc., Sr. Notes, 6.75%, 02/01/19(b)	75,000	76,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Leisure Facilities–(continued)

Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	$430,000	$471,925

		548,238

Leisure Products–0.06%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	40,000	42,700

Life Sciences Tools & Services–0.27%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	185,000	194,250

Marine–0.16%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	115,000	116,438

Metal & Glass Containers–0.15%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	110,000	107,800

Movies & Entertainment–2.41%
AMC Entertainment Inc.,
Sr. Sub. Notes, 9.75%, 12/01/20(b)	120,000	129,600

Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	575,000	622,437

Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 03/01/14	275,000	279,812

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	170,000	186,363

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	500,000	540,625

		1,758,837

Multi-Line Insurance–2.17%
American International Group, Inc., Jr. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(d)	125,000	137,500

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	225,000	250,275

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	635,000	638,175

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/05/39(b)	465,000	559,700

		1,585,650

Multi-Sector Holdings–0.56%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. Notes,
7.13%, 04/15/19(b)	200,000	205,500

6.88%, 02/15/21(b)	100,000	101,250

Sr. Unsec. Gtd. Notes, 8.25%, 02/15/21(b)	100,000	101,250

		408,000

Office Services & Supplies–0.23%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	110,000	107,250

Interface Inc., Sr. Notes, 7.63%, 12/01/18(b)	60,000	63,825

		171,075

Oil & Gas Drilling–0.35%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	245,000	253,575

Oil & Gas Equipment & Services–1.69%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	165,000	174,487

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	80,000	82,550

Compagnie Generale de Geophysique-Veritas (France), Sr. Unsec. Gtd. Global Notes, 7.50%, 05/15/15	4,000	4,165

Complete Production Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 12/15/16	190,000	201,875

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	710,000	772,125

		1,235,202

Oil & Gas Exploration & Production–9.17%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	100,000	103,750

Chaparral Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 09/01/21(b)	390,000	399,750

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	405,000	437,906

Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	30,000	30,638

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	500,000	528,125

Comstock Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 7.75%, 04/01/19	100,000	100,000

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	70,000	73,675

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 10/01/20	210,000	227,062

8.25%, 10/01/19	135,000	150,019

Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21(b)	90,000	96,300

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	240,000	272,100

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	355,000	355,000

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	445,000	462,800

Harvest Operations Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.88%, 10/01/17(b)	220,000	228,800

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	630,000	691,425

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	115,000	123,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18	$695,000	$721,931

Sr. Unsec. Gtd. Notes, 7.25%, 08/15/18(b)	95,000	98,800

Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/17	284,000	307,430

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.63%, 06/01/18	125,000	134,219

7.75%, 06/15/15	540,000	568,350

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	260,000	271,700

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	155,000	157,325

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	150,000	156,375

		6,696,817

Oil & Gas Refining & Marketing–1.98%
Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	460,000	474,375

United Refining Co., Sr. Sec. Gtd. Notes, 10.50%, 02/28/18(b)	420,000	417,900

Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	550,000	551,719

		1,443,994

Oil & Gas Storage & Transportation–2.35%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	465,000	485,925

Inergy L.P./Inergy Finance Corp., Sr. Notes, 6.88%, 08/01/21(b)	190,000	195,462

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.50%, 08/15/21	55,000	55,069

6.75%, 11/01/20	105,000	108,413

Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	455,000	499,931

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	145,000	145,362

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	215,000	224,944

		1,715,106

Other Diversified Financial Services–1.92%
International Lease Finance Corp.,
Sr. Sec. Notes,
6.75%, 09/01/16(b)	185,000	199,684

7.13%, 09/01/18(b)	185,000	201,650

Sr. Unsec. Notes,
8.25%, 12/15/20	130,000	144,950

8.75%, 03/15/17(b)	755,000	856,925

		1,403,209

Packaged Foods & Meats–1.79%
Blue Merger Sub Inc., Sr. Notes, 7.63%, 02/15/19(b)	195,000	198,413

Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	185,000	192,631

JBS USA LLC/JBS USA Finance Inc., Sr. Unsec. Gtd. Global Notes, 11.63%, 05/01/14	780,000	914,550

		1,305,594

Paper Products–0.99%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	170,000	177,650

Mercer International Inc., Sr. Unsec. Gtd. Notes, 9.50%, 12/01/17(b)	150,000	166,500

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	128,000	131,360

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	235,000	244,694

		720,204

Personal Products–0.53%
Elizabeth Arden Inc., Sr. Unsec. Notes, 7.38%, 03/15/21(b)	40,000	41,800

NBTY Inc., Sr. Gtd. Notes, 9.00%, 10/01/18(b)	95,000	103,550

Sabra Health Care L.P./Sabra Capital Corp., Sr. Unsec. Gtd. Notes, 8.13%, 11/01/18(b)	230,000	243,513

		388,863

Pharmaceuticals–1.62%
Axcan Intermediate Holdings Inc., Sr. Unsec. Global Notes, 12.75%, 03/01/16	215,000	238,650

Elan Finance PLC/Corp. (Ireland), Sr. Gtd. Notes, 8.75%, 10/15/16(b)	155,000	165,075

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/20(b)	50,000	52,438

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	495,000	509,231

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes,
6.75%, 10/01/17(b)	105,000	109,200

6.75%, 08/15/21(b)	65,000	65,975

7.00%, 10/01/20(b)	40,000	41,600

		1,182,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount	Value

Property & Casualty Insurance–1.73%
Crum & Forster Holdings Corp., Sr. Unsec. Global Notes, 7.75%, 05/01/17	$985,000	$1,042,869

XL Group PLC (Ireland), Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%(d)(e)	240,000	222,300

		1,265,169

Railroads–0.44%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	297,000	322,441

Real Estate Services–0.33%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	230,000	238,338

Regional Banks–2.24%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	80,000	72,800

Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	485,000	470,450

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	270,000	253,800

Zions Bancorp., Unsec. Sub. Notes,
5.50%, 11/16/15	570,000	578,550

6.00%, 09/15/15	255,000	258,825

		1,634,425

Research & Consulting Services–0.19%
FTI Consulting Inc., Sr. Gtd. Notes, 6.75%, 10/01/20(b)	140,000	140,700

Semiconductor Equipment–0.60%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	420,000	441,000

Semiconductors–1.59%
Advanced Micro Devices Inc., Sr. Unsec. Global Notes, 7.75%, 08/01/20	80,000	83,600

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	427,000	477,172

Sr. Unsec. Gtd. Notes, 10.75%, 08/01/20(b)	50,000	57,750

Sr. Unsec. Gtd. PIK Global Notes, 9.13%, 12/15/14	515,000	543,325

		1,161,847

Specialized Finance–2.44%
CIT Group Inc., Sec. Bonds,
7.00%, 05/01/14	370,000	378,787

7.00%, 05/01/17	1,390,000	1,407,375

		1,786,162

Specialized REIT’s–0.54%
Host Hotels & Resorts Inc., Sr. Gtd. Global Notes, 6.00%, 11/01/20	220,000	220,000

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	175,000	177,188

		397,188

Specialty Chemicals–1.47%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	285,000	304,950

Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/01/15	289,000	297,308

Nalco Co., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/19(b)	75,000	77,719

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	370,000	393,125

		1,073,102

Specialty Stores–0.27%
Michaels Stores Inc., Sr. Notes, 7.75%, 11/01/18(b)	190,000	197,125

Steel–1.01%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	310,000	319,300

FMG Resources Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	200,000	203,035

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	150,000	157,125

7.38%, 04/01/20	55,000	58,300

		737,760

Systems Software–1.94%
Allen Systems Group Inc., Sec. Notes, 10.50%, 11/15/16(b)	695,000	721,062

Vangent Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.63%, 02/15/15	730,000	695,325

		1,416,387

Tires & Rubber–0.65%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	450,000	474,750

Trading Companies & Distributors–2.66%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	460,000	491,050

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	520,000	544,700

Hertz Corp. (The), Sr. Gtd. Notes, 6.75%, 04/15/19(b)	70,000	71,575

Sr. Unsec. Gtd. Notes,
7.38%, 01/15/21(b)	380,000	398,050

7.50%, 10/15/18(b)	190,000	201,400

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Notes, 8.25%, 02/01/21(b)	115,000	121,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount		Value

Trading Companies & Distributors–(continued)

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, 04/01/13 (Acquired 01/13/11; Cost $108,100)(b)		$115,000	$113,275

			1,941,950

Wireless Telecommunication Services–7.04%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		620,000	669,600

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		325,000	343,281

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		350,000	337,750

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		100,000	104,750

Digicel Ltd. (Bermuda), Sr. Notes, 8.25%, 09/01/17(b)		370,000	390,812

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20		285,000	277,519

7.88%, 09/01/18		180,000	189,113

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		475,000	527,250

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		1,675,000	1,698,031

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17		75,000	83,531

Wind Acquisition Finance S.A. (Luxembourg), Sr. Gtd. Sub. Notes, 11.75%, 07/15/17(b)		270,000	311,850

Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)		200,000	209,000

			5,142,487

Total U.S. Dollar Denominated Bonds & Notes (Cost $80,845,276)			86,201,397

Non-U.S. Dollar Denominated Bonds & Notes–11.75%(f)
Canada–0.24%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	165,000	179,025

Croatia–0.47%
Agrokor, Sr. Unsec. Gtd. Medium-Term Euro Notes, 10.00%, 12/07/16	EUR	230,000	344,454

Czech Republic–0.22%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	110,000	163,980

France–0.88%
CMA CGM S.A., Sr. Unsec. Bonds, 5.50%, 05/16/12(b)	EUR	455,000	640,597

Germany–0.21%
Hapag-Lloyd AG, Sr. Unsec. Gtd. Notes, 9.00%, 10/15/15(b)	EUR	100,000	150,798

Ireland–2.65%
Ardagh Packaging Finance PLC, Sr. Unsec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	415,000	612,922

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	460,000	629,983

Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	480,000	690,702

			1,933,607

Luxembourg–3.28%
Boardriders S.A., Sr. Notes, 8.88%, 12/15/17(b)	EUR	100,000	150,108

Calcipar S.A., REGS, Sr. Unsec. Gtd. Floating Rate Euro Notes, 2.21%, 07/01/14(b)(d)	EUR	365,000	488,660

Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	145,000	209,025

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	220,000	314,294

ConvaTec Healthcare S.A., Sr. Sec. Notes, 7.38%, 12/15/17(b)	EUR	100,000	144,241

REGS, Sr. Unsec. Euro Notes, 10.88%, 12/15/18(b)	EUR	200,000	300,215

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	200,000	298,835

TMD Friction Finance S.A., REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 05/15/17(b)	EUR	325,000	488,971

			2,394,349

Netherlands–0.60%
Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.81%, 05/01/15(b)(d)	EUR	200,000	273,990

Polish Television Holding B.V., REGS, Sr. Sec. Medium-Term Euro Notes, 11.25%, 05/15/17(g)	EUR	110,000	166,735

			440,725

South Africa–0.19%
Edcon Proprietary Ltd., Sr. Sec. Gtd. Notes, 9.50%, 03/01/18(b)	EUR	100,000	137,685

United Kingdom–3.01%
Bakkavor Finance 2 PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	200,000	321,987

Exova Ltd., Sr. Unsec. Notes, 10.50%, 10/15/18(b)	GBP	100,000	172,479

ITV PLC,
Series 2005-1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 5.38%, 10/19/15	GBP	50,000	80,700

Series 2006-1 Tranche 1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	75,000	128,856

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	195,000	306,841

Pipe Holdings PLC, REGS, Sr. Sec. Euro Bonds, 9.50%, 11/01/15(b)	GBP	100,000	171,971

R&R Ice Cream PLC, Sr. Sec. Notes, 8.38%, 11/15/17(b)	EUR	300,000	433,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Investments Fund, Inc.

	Principal
	Amount		Value

United Kingdom–(continued)

Towergate Finance PLC,
REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 02/15/18(b)	GBP	100,000	$169,938

Sr. Unsec. Gtd. Euro Notes, 10.50%, 02/15/19(b)	GBP	100,000	172,979

TVN Finance Corp. II AB, REGS, Sr. Unsec. Gtd. Euro Notes, 10.75%, 11/15/17(b)	EUR	155,000	243,922

			2,203,432

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,107,194)			8,588,652

	Shares
Preferred Stocks–1.39%
Automobile Manufacturers–0.44%
General Motors Co., Series B, $2.38 Conv. Pfd.		6,330	322,070

Diversified Banks–0.44%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		339	323,099

Diversified Metals & Mining–0.13%
Molycorp Inc., Series A, $5.50 Conv. Pfd.		950	91,970

Other Diversified Financial Services–0.38%
Citigroup Capital XIII, 7.88% Variable Rate Pfd.(d)		10,180	275,369

Total Preferred Stocks (Cost $848,810)			1,012,508

	Principal
	Amount
Senior Secured Floating Rate Interest Loans–0.82%
Communications Equipment–0.82%
EchoStar Corp.
Sr. Sec. Notes, –%, 12/31/49(h)		$380,000	380,000

Sr. Unsec. Notes, –%, 12/31/49(h)		220,000	220,000

Total Senior Secured Floating Rate Interest Loans (Cost $600,000)			600,000

	Shares
Money Market Funds–3.91%
Liquid Assets Portfolio–Institutional Class(i)		1,427,476	1,427,476

Premier Portfolio–Institutional Class(i)		1,427,477	1,427,477

Total Money Market Funds (Cost $2,854,953)			2,854,953

TOTAL INVESTMENTS–135.85% (Cost $93,256,233)			99,257,510

OTHER ASSETS LESS LIABILITIES–(35.85%)			(26,191,956)

NET ASSETS–100.00%			$73,065,554

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Cum.	– Cumulative
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Ltd.	– Limited
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $35,924,207, which represented 49.17% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2011 represented 0.38% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(e)	Perpetual bond with no specified maturity date.
(f)	Foreign denominated security. Principal amount is denominated in currency indicated.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Investments Fund, Inc.

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $90,401,280)	$96,402,557

Investments in affiliated money market funds, at value and cost	2,854,953

Total investments, at value (Cost $93,256,233)	99,257,510

Foreign currencies, at value (Cost $306,142)	318,074

Receivable for:
Investments sold	587,861

Dividends and interest	1,968,793

Fund expenses absorbed	48,051

Investment for director deferred compensation and retirement plans	816

Total assets	102,181,105

Liabilities:
Payable for:
Investments purchased	2,383,247

Dividends	6,029

Foreign currency contracts outstanding	121,176

Loan outstanding	26,500,000

Accrued other operating expenses	99,195

Director deferred compensation and retirement plans	1,123

Accrued interest, facilities and maintenance fees	4,781

Total liabilities	29,115,551

Net assets applicable to shares outstanding	$73,065,554

Net assets consist of:
Shares of beneficial interest	$89,385,280

Undistributed net investment income	652,513

Undistributed net realized gain (loss)	(22,864,039)

Unrealized appreciation	5,891,800

$73,065,554

Shares outstanding, $0.01 par value per share, 100,000,000 shares authorized:
Outstanding	11,643,365

Net asset value per share	$6.28

Market value per share	$6.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Investments Fund, Inc.

Statement of Operations

For the period January 1, 2011 to February 28, 2011 and the year ended December 31,2010

	Two months ended	Year ended
	February 28,	December 31,
	2011	2010

Investment income:
Interest	$1,239,317	$7,638,619

Dividends	15,256	23,667

Dividends from affiliated money market funds	392	2,999

Total investment income	1,254,965	7,665,285

Expenses:
Advisory fees	81,457	482,667

Administrative services fees	8,082	42,766

Custodian fees	10,261	3,184

Interest, facilities and maintenance fees	72,392	379,924

Transfer agent fees	3,900	6,799

Directors’ and officers’ fees and benefits	2,421	6,510

Reports to shareholders	26,034	—

Professional services fees	24,394	73,486

Other	6,201	60,291

Total expenses	235,142	1,055,627

Less: Fees waived	(48,506)	(5,464)

Net expenses	186,636	1,050,163

Net investment income	1,068,329	6,615,122

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	703,596	4,617,030

Foreign currencies	(64,111)	7,306

	639,485	4,624,336

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,429,229	(1,785,873)

Foreign currencies	8,413	3,286

Foreign currency contracts	(121,176)	—

	1,316,466	(1,782,587)

Net realized and unrealized gain	1,955,951	2,841,749

Net increase in net assets resulting from operations	$3,024,280	$9,456,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Investments Fund, Inc.

Statement of Changes in Net Assets

For the period January 1, 2011 to February 28, 2011 and the years ended December 31, 2010 and 2009

	Two months ended	Year ended
	February 28,	December 31,
	2011	2010	2009

Operations:
Net investment income	$1,068,329	$6,615,122	$6,087,170

Net realized gain (loss)	639,485	4,624,336	(6,302,000)

Change in net unrealized appreciation (depreciation)	1,316,466	(1,782,587)	22,916,000

Net increase in net assets resulting from operations	3,024,280	9,456,871	22,701,170

Distributions to shareholders from net investment income	(1,047,903)	(6,287,242)	(6,580,880)

Share transactions–net:

Net increase (decrease) in net assets resulting from share transactions	—	(65,416)	(46,056)

Net increase in net assets	1,976,377	3,104,213	16,074,234

Net assets:
Beginning of year	71,089,177	67,984,964	51,910,730

End of year (includes undistributed net investment income of $652,513, $678,681 and $(2,952), respectively)	$73,065,554	$71,089,177	$67,984,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Yield Investments Fund, Inc.

Statement of Cash Flows

For the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010

	Two months ended	Year ended
	February 28,	December 31,
	2011	2010

Cash provided by operating activities:
Net increase in net assets resulting from operations	$3,024,280	$9,456,871

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(13,403,076)	(104,476,801)

Proceeds from disposition of investments and principal payments	15,665,141	91,337,147

Increase in receivables and other assets	(286,400)	(222,137)

Amortization of premiums and accretion of discounts on investment securities	(12,804)	(507,223)

Increase (decrease) in accrued expenses and other payables	156,095	(170,260)

Unrealized appreciation (depreciation) of investment securities	(1,429,229)	1,785,873

Net realized gain (loss) from investment securities	(703,596)	(4,617,030)

Net cash provided by (used in) operating activities	3,010,411	(7,413,560)

Cash provided by (used in) financing activities:
Increase in borrowings on line of credit	—	26,500,000

Decrease in reverse repurchase agreements	—	(12,250,235)

Dividends paid to shareholders	(1,565,825)	(7,254,655)

Decrease in payable to custodian	(145,815)	145,815

Fund shares repurchased	—	(83,661)

Net cash provided by (used in) financing activities	(1,711,640)	7,057,264

Net increase (decrease) in cash and cash equivalents	1,298,771	(356,296)

Cash and cash equivalents at beginning of period	1,874,256	2,230,552

Cash and cash equivalents at end of period	$3,173,027	$1,874,256

Supplemental disclosure of cash flow information:

Cash paid during the two months ended February 28, 2011 and the year ended December 31, 2010 for interest, facilities and maintenance fees expense was $73,171 and $374,365, respectively.

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco High Yield Investments Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Effective June 1, 2010, the Fund’s name changed from Morgan Stanley High Yield Fund, Inc. to Invesco High Yield Investments Fund, Inc.
  On February 28, 2011, the Fund’s fiscal year-end changed from December 31 to February 28.
  The Fund’s primary objective is to seek a high level of current income and as a secondary objective, to seek capital appreciation.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

20        Invesco High Yield Investments Fund, Inc.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Directors. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Directors. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

21        Invesco High Yield Investments Fund, Inc.

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
M.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with liens of credit and interest and administrative expenses related to establishing and maintaining floating rate obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the“Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at an annual rate of 0.70% of the Fund’s average daily net assets. Prior to June 1, 2010, the Fund paid an advisory fee of $197,667 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

22        Invesco High Yield Investments Fund, Inc.

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.98%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Directors and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to June 1, 2010, investment advisory fees paid by the Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period January 1, 2011 to February 28, 2011, the Adviser waived advisory fees of $48,506, and for the year ended December 31, 2010, the Adviser and MSIM waived advisory fees of $3,017 and $2,447, respectively.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to June 1, 2010, the Fund paid an administration fee of $13,451 to MSIM and JPMorgan Investor Services Co. For the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Certain officers and directors of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period January 1, 2011 to February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$3,452,392	$415,069	$—	$3,867,461

Corporate Debt Securities	—	95,390,049	—	95,390,049

	$3,452,392	$95,805,118	$—	$99,257,510

Foreign Currency Contracts*	—	(121,176)	—	(121,176)

Total Investments	$3,452,392	$95,683,942	$—	$99,136,334

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

23        Invesco High Yield Investments Fund, Inc.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$—	$(121,176)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the period January 1, 2011 to February 28, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Foreign Currency Contracts*
	2011	2010

Change in Unrealized Appreciation (Depreciation)
Currency risk	$(121,176)	$—

*	The average notional value of foreign currency contracts outstanding during the period ended February 28, 2011 was $3,249,230.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/2011	Bank of Montreal	EUR	4,800,000	USD	6,498,461	$6,619,637	$(121,176)

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Directors and Officers’ Fees and Benefits

“Directors’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Directors and Officers of the Fund. Directors have the option to defer compensation payable by the Fund, and “Directors’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Directors who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors who also participate in a retirement plan and receive benefits under such plan. “Directors’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the two months ended February 28, 2011 and the period June 1, 2010 to December 31, 2010, the Fund paid legal fees of $185 and $437, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Directors. A member of that firm is a Director of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is a party to a revolving credit agreement with a syndicate administered by State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (1) $35,000,000, or (2) the limits set by its prospectus for borrowings. The Fund is charged a commitment fee of 0.15% on the unused balance of the committed line and an up front fee 0.01% on the aggregate commitment. The credit agreement will expire on April 12, 2011.
  For the two months ended February 28, 2011, the average daily balance of borrowings under the credit agreement was $26,500,000, with a weighted average interest rate of 1.51%. For the year ended December 31, 2010, the average daily balance of borrowings under the credit agreement was $22,132,692, with a weighted average interest rate of 1.54%.
  The Fund may enter into reverse repurchase agreements. Reverse purchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended December 31, 2010, the average daily balance of repurchase agreements outstanding was $12,235,000 with a weighted average interest rate of 2.80%. There were no outstanding repurchase agreements at February 28, 2011 and December 31, 2010, respectively.
  Expenses under the credit agreement are shown in the Statement of Operations as interest and line of credit fees.
  The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

24        Invesco High Yield Investments Fund, Inc.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period January 1, 2010 to February 28, 2011 and the Years Ended December 31, 2010 and 2009:

	2011	2010	2009

Ordinary Income	$1,047,903	$6,287,242	$6,580,880

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$726,775

Net unrealized appreciation — investments	5,928,041

Net unrealized appreciation — other investments	11,700

Temporary book/tax differences	(1,026)

Capital loss carryforward	(22,985,216)

Shares of beneficial interest	89,385,280

Total net assets	$73,065,554

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to accretion and amortization differences.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the director deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $564,902 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$240,615

February 28, 2014	657,075

February 28, 2016	6,533,255

February 28, 2017	15,554,271

Total capital loss carryforward	$22,985,216

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period January 1, 2011 to February 28, 2011 was $15,792,905 and $15,977,181, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,035,910

Aggregate unrealized (depreciation) of investment securities	(107,869)

Net unrealized appreciation of investment securities	$5,928,041

Cost of investments for tax purposes is $93,329,469.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2011, undistributed net investment income was decreased by $46,594, undistributed net realized gain (loss) was increased by $37,569,095 and shares of beneficial interest decreased by $37,522,501. This reclassification had no effect on the net assets of the Fund.

25        Invesco High Yield Investments Fund, Inc.

NOTE 10—Share Information

Transactions in shares of beneficial interest were as follows:

	Two months ended	Year ended	Year ended
	February 28,	December 31,	December 31,
	2011	2010	2009

Beginning shares	11,643,365	11,657,223	11,668,023

Shares issued	—	4,342	—

Shares Repurchased (Weighted average discount of 5.49% and 10.69% respectively)+	—	(18,200)	(10,800)

Balance, December 31, 2010	11,643,365	11,643,365	11,657,223

  The Directors have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Directors have voted to retire the shares purchased.

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2011:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2011	$0.045	March 15, 2011	March 31, 2011

April 1, 2011	$0.045	April 15, 2011	April 29, 2011

Note 12—Subsequent Event

The Board of Directors of the Fund approved the renewal of the Fund’s revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $35 million, or (2) the limits set by its prospectus for borrowings. The renewal is effective April 14, 2011 and extends the agreement to April 12, 2012 on substantially the same terms and conditions.

26        Invesco High Yield Investments Fund, Inc.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Two months ended
	February 28,		Year ended December 31,
	2011		2010		2009		2008		2007		2006

Net asset value, beginning of period	$6.11		$5.83		$4.45		$6.51		$6.71		$6.62

Income from investment operations:
Net investment income(a)	0.09		0.57		0.52		0.52		0.48		0.45

Net gains (losses) on securities (both realized and unrealized)	0.17		0.25		1.42		(2.11)		(0.21)		0.10

Total from investment operations	0.26		0.82		1.94		(1.59)		0.27		0.55

Less dividends paid from net investment income	(0.09)		(0.54)		(0.56)		(0.48)		(0.47)		(0.46)

Increase from payment by affiliate	—		—		—		0.01		—		—

Anti-dilutive effect of share repurchase program	—		0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	—

Net asset value, end of period	$6.28		$6.11		$5.83		$4.45		$6.51		$6.71

Market value, end of period	$6.05		$5.96		$5.56		$3.76		$5.75		$5.96

Total return at net asset value(c)	4.30%		14.81%		46.59%		(23.75	)%(d)	4.94%		9.91%

Total return at market value(c)	3.01%		17.60%		65.91%		(27.39)%		4.51%		13.81%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$73,066		$71,089		$67,985		$51,911		$76,118		$78,536

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.60	%(e)	1.52%		1.67	%(f)	1.57	%(f)	1.64	%(f)	2.02%

Without fee waivers and/or expense reimbursements	2.01	%(e)	1.53%		1.69	%(f)	1.59	%(f)	1.67	%(f)	2.05%

Ratio of expenses with fee waivers and/or expense reimbursements, exclusive of interest, facilities and maintenance fees	0.98	%(e)	0.98%		0.98	%(f)	1.02	%(f)	0.93	%(f)	1.00%

Ratio of net investment income to average net assets	9.14	%(e)	9.59%		10.01	%(f)(g)	8.92	%(f)(g)	7.19	%(f)(g)	6.83	%(g)

Rebate from Morgan Stanley affiliate to average net assets	—%		0.00	%(h)	0.00	%(h)	0.01%		0.00	%(h)	—%

Portfolio turnover rate(i)	16%		109%		37%		51%		38%		34%

(a)	Calculated using average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Total return at net asset value includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in a share’s value over the period indicated, taking into account dividends as reinvested. Total return at market value is computed based upon the New York Stock Exchange market price of a share of the Fund and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Not annualized for period less than one year.
(d)	The Adviser reimbursed the Fund for losses incurred on derivative transactions that breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total investment return shown above. Without these reimbursement, total investment return based on net asset value would have been (23.93)%.
(e)	Ratios are annualized and based on average daily net assets (000’s) of $72,333.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate to average net assets”.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 9.99%, 8.92%, 7.16% and 6.80% for the years ended December 31, 2009 through 2006, respectively.
(h)	Amount is less than 0.005%.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

27        Invesco High Yield Investments Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Invesco High Yield Investments Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Investments Fund, Inc. (hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period ended February 28, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 23, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

28        Invesco High Yield Investments Fund, Inc.

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.66%
Corporate Dividends Received Deduction*	0.66%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        Invesco High Yield Investments Fund, Inc.

Directors and Officers
The address of each director and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each director serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Director and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Director	Held by Director

Interested Persons

Martin L. Flanagan[1] — 1960 Director	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Director, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Director	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Directors

Bruce L. Crockett — 1944 Director and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Director	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Fund because he is an officer of the adviser to the Fund, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Fund.

[2]	Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Fund.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Directors and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Director and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Director	Held by Director

Independent Directors

Bob R. Baker — 1936 Director	2010	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Director	2010	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Director	2010	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Director	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Director	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Director	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Director	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Director	2010	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Director	2010	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Director	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Director	2010	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

Directors and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Director and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	Officer Since	During Past 5 Years	Director	Held by Director

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Directors and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Director and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Director	Held by Director

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E. Atlanta, GA 3030911	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Directors Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-08044.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CE-HYI-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees Billed		Percentage of Fees Billed
		Applicable to Non-Audit		Applicable to Non-Audit
	Fees Billed for	Services Provided for	Fees Billed for	Services Provided for
	Services Rendered	fiscal year end 2/28/2011	Services Rendered	fiscal year end
	to the Registrant	Pursuant to Waiver of	to the Registrant	12/31/2010 Pursuant to
	for fiscal year end	Pre-Approval	for fiscal year end	Waiver of Pre-Approval
	2/28/2011	Requirement(1)	12/31/2010	Requirement(1)
Audit Fees	$12,250	N/A	$35,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$2,800	0%	$6,000	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$15,050	0%	$41,000	0%
PWC billed the Registrant aggregate non-audit fees of $2,800 for the fiscal year ended February 28, 2011, and $6,000 for the fiscal year ended December 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for		Fees Billed for
	Non-Audit Services		Non-Audit Services
	Rendered to Invesco		Rendered to Invesco
	and Invesco		and Invesco
	Affiliates for	Percentage of Fees Billed	Affiliates for	Percentage of Fees Billed
	fiscal year end	Applicable to Non-Audit	fiscal year end	Applicable to Non-Audit
	2/28/2011 That Were	Services Provided for	12/31/2010 That	Services Provided for
	Required	fiscal year end 2/28/2011	Were Required	fiscal year end
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	12/31/2010 Pursuant to
	by the Registrant’s	Pre-Approval	by the Registrant’s	Waiver of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended December 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.
Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance, Proxy Committee
Policy Approver	Invesco Risk Management Committee
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy

January 2010	I.1 — 1

would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

January 2010	I.1 — 2

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

January 2010	I.1 — 3

Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

January 2010	I.1 — 4

the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

January 2010	I.1 — 5

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
•	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

January 2010	I.1 — 6

In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

January 2010	I.1 — 7

APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

I.1 Proxy Policy Appendix A	Acknowledgement and Certification

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Peter Ehret, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2001.

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

	Dollar Range of	Other Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Investments in Each	Managed (assets in millions)		(assets in millions)		(assets in millions)
Portfolio Manager	Fund[1]	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco High Yield Investments Fund, Inc.
Peter Ehret	None	13	$3,046.8	1	$23.8	None	None
Darren Hughes	None	9	$2,056.0	None	None	None	None
Scott Roberts	None	7	$1,722.0	None	None	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
     Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
     Portfolio managers also participate in benefit plans and programs available generally to all employees.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco High Yield Investments Fund, Inc.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2011

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.